UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: March 30, 2016
Date of earliest event reported: December 29, 2015

MERIDIAN WASTE SOLUTIONS, INC
(Exact name of registrant as specified in its charter)

New York	001-13984	13-382215
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12540 Broadwell Road, Suite 2104
Milton, GA 30004
(Address of Principal Executive Offices)

(Former name or former address, if changed since last report)

(678) 871-7457
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed on December 29, 2015 (the “Initial 8-K”), Meridian Waste Solutions, Inc. (the “Company”), acquired 100% of the membership interests of Christian Disposal LLC (“Christian Disposal”) pursuant to that certain Amended and Restated Membership Interest Purchase Agreement, dated October 16, 2015, as amended by that certain First Amendment thereto, dated December 4, 2015.  Also disclosed on the Initial 8-K, the Company consummated the closing of that certain Asset Purchase Agreement dated November 13, 2015, by and between Meridian Land Company, LLC (“Meridian Land”) and Eagle Ridge Landfill, LLC (“Eagle Ridge”), as amended by that certain Amendment to Asset Purchase Agreement, dated December 18, 2015, to which the Company and WCA Waste Corporation are also party (the “Eagle Ridge Purchase Agreement”).  Pursuant to the Eagle Ridge Purchase Agreement, Meridian Land acquired a landfill located in Pike County, Missouri and certain assets, rights, and properties related to such business of Eagle Ridge, including certain debts.

The Initial 8-K is amended by this Current Report on Form 8-K/A to present certain financial statements of Christian Disposal and Eagle and to present certain unaudited pro forma financial information in connection with the acquisition of the membership interests in Christian Disposal and the assets of Eagle Ridge. Christian Disposal’s and Eagle Ridge’s financial statements and the unaudited pro forma information of the Company and its subsidiaries are filed as exhibits hereto.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated balance sheets of Christian Disposal as of December 31, 2014 and December 31, 2013 and the related consolidated statement of operations, consolidated statement of members’ equity and consolidated statement of cash flows for the year ended December 31, 2014 and December 31, 2013, the notes to the consolidated financial statements and the independent auditor’s report are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited consolidated financial statements of Christian Disposal for the nine months ended September 30, 2015 and September 30, 2014 and the notes to the consolidated financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The audited consolidated balance sheets of Eagle Ridge Landfill, LLC as of December 31, 2014 and December 31, 2013 and the related consolidated statement of operations, consolidated statement of members’ equity and consolidated statement of cash flows for the year ended December 31, 2014 and December 31, 2013, the notes to the consolidated financial statements and the independent auditor’s report are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited consolidated financial statements of Eagle Ridge Landfill, LLC for the nine months ended September 30, 2015 and September 30, 2014 and the notes to the consolidated financial statements are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The audited abbreviated carve-out statements of net assets sold of the Eagle Ridge Hauling business as of December 31, 2014 and December 31, 2013 and the related abbreviated carve-out statements of revenue and direct operations expenses for the year ended December 31, 2014 and December 31, 2013, the notes to the consolidated financial statements and the independent auditor’s report are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited consolidated financial statements of the Eagle Ridge hauling business for the nine months ended September 30, 2015 and September 30, 2014 and the notes to the consolidated financial statements are filed as Exhibit 99.6 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)  Pro Forma Financial Information

The unaudited pro forma combined consolidated balance sheet and unaudited pro forma combined consolidated statements of operations of the Company and its subsidiaries as of nine months ended September 30, 2015, Eagle Ridge Landfill and Hauling as of December 31, 2014 year ended December 31, 2014, giving effect to the acquisitions of Christian Disposal and the assets of Eagle Ridge are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(c) Exhibits.

Exhibit No.
99.1
Audited consolidated balance sheet of Christian Disposal LLC as of December 31, 2014 and December 31, 2013 and the related consolidated statement of operations, consolidated statement of members’ equity and consolidated statement of cash flows for the year ended December 31, 2014 and December 31, 2013, the notes to the consolidated financial statements and the independent auditor’s report*

99.2	Unaudited consolidated financial statements of Christian Disposal for the nine months ended September 30, 2015 and September 30, 2014 and the notes to the consolidated financial statements*
99.3
Audited consolidated balance sheet of Eagle Ridge Landfill, LLC as of December 31, 2014 and December 31, 2013 and the related consolidated statement of operations, consolidated statement of members’ equity and consolidated statement of cash flows for the year ended December 31, 2014 and December 31, 2013, the notes to the consolidated financial statements and the independent auditor’s report*

99.4	Unaudited consolidated financial statements of Eagle Ridge Landfill, LLC for the nine months ended September 30, 2015 and September 30, 2014 and the notes to the consolidated financial statements*
99.5
Audited abbreviated carve-out statements of net assets sold of the Eagle Ridge Hauling business as of December 31, 2014 and December 31, 2013 and the related abbreviated carve-out statements of revenue and direct operations expenses for the year ended December 31, 2014 and December 31, 2013, the notes to the consolidated financial statements and the independent auditor’s report*

99.6
Unaudited consolidated financial statements of the Eagle Ridge hauling business for the nine months ended September 30, 2015 and September 30, 2014 and the notes to the consolidated financial statements*

99.7
Unaudited pro forma combined consolidated balance sheet of Meridian Waste Solutions, Inc. and its subsidiaries as of September 30, 2015 and the unaudited pro forma combined consolidated statements of operations of Meridian Waste Solutions, Inc. and its subsidiaries for the nine months ended September 30, 2015 and year ended December 31, 2014, giving effect to the acquisitions of Christian Disposal LLC and the assets of Eagle Ridge Landfill LLC *

* filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Meridian Waste Solution, Inc.

Date: March 30, 2016	By:	/s/ Jeffrey Cosman
Jeffrey Cosman
Chief Executive Officer

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